Fees Summary	Aug. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,999,998.88
Previously Paid Amount	622.50
Total Fee Amount	1,531.00
Total Offset Amount	0.00
Net Fee	$ 908.50